UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2009


                            St. Joseph Bancorp, Inc.
                            ------------------------
                     (Exact name of registrant as specified
                                 in its charter)

           Maryland                       000-53573              26-3616144
----------------------------        ---------------------   --------------------
(State or other jurisdiction        (Commission File No.)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri                        64501
-------------------------------------------                     ------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (816) 233-5148
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
            --------------------------------------------------------------------

     On March 25, 2009, the Board of Directors of St. Joseph Bancorp, Inc. (the "Company") approved an amendment to Article I, Section 1 of the Company's bylaws to provide that the Company shall hold its annual meeting of stockholders on such date as determined by the Board of Directors each year. Prior to this amendment, the Company's bylaws provided that the annual meeting of stockholders shall be held on such date during the month of April as determined by the Board of Directors. This amendment was effective immediately upon Board action.

     The Amended and Restated Bylaws, following the amendment, are included herein as Exhibit 3.2.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: Not Applicable.

(d)         Exhibits.

            The following exhibit is attached as part of this report:

            Exhibit 3.2  Amended and Restated Bylaws of St. Joseph Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ST. JOSEPH BANCORP, INC.


DATE:  March 30, 2009                  By: /s/ Ralph E. Schank
                                           -----------------------------------
                                           Ralph E. Schank
                                           President and Chief Executive Officer